UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 1, 2005 (December 1, 2005)
Arch Coal, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13105 (Commission File Number)	43-0921172 (I.R.S. Employer Identification No.)
CityPlace One
One CityPlace Drive, Suite 300
St. Louis, Missouri 63141
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (314) 994-2700
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     Arch Coal, Inc. today commenced an offer to pay a premium to holders of any and all of its 5% Perpetual Cumulative Convertible Preferred Stock who elect to convert their shares of preferred stock to shares of the company’s common stock subject to the terms of the offer. The offer is scheduled to expire at 12:00 midnight, Eastern Standard Time, on Thursday, December 29, 2005, unless extended or earlier terminated.
     The offer is being made pursuant to an offering circular and related documents, each dated November 30, 2005.
     A copy of the press release announcing the offering is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
     The following exhibit is attached hereto and filed herewith.

Exhibit
No.	Description

99.1	Press release dated December 1, 2005 (incorporated by reference to Exhibit (a)(5) to Schedule TO filed by the registrant on December 1, 2005).

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2005	Arch Coal, Inc.
	By:	/s/ Robert G. Jones
Robert G. Jones
Vice President — Law, General Counsel and Secretary

Exhibit Index

Exhibit
No.	Description

99.1	Press release dated December 1, 2005 (incorporated by reference to Exhibit (a)(5) to Schedule TO filed by the registrant on December 1, 2005).